Exhibit 99.1

Company Overview Q1 2015

This presentation contains certain statements that may be forward - looking within the meaning of Section 27 a of the Securities Act of 1933 , as amended, including statements relating to the product portfolio and pipeline and clinical programs of the company, the market opportunities for the Plasma Technologies fractionation technology, MuGard, ProctiGard, and the other mucoadhesive hydrogel products, and the company ’ s goals and objectives . These statements are subject to numerous risks and uncertainties, including but not limited to the risks detailed in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2013 , and other reports filed by the company with the Securities and Exchange Commission . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with PlasmaTech or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local laws or regulations . 2 Safe Harbor Statement

Investment Highlights

PLASMATECH BIOPHARMACEUTICALS

- ✓ ***Commercial stage biopharmaceutical company driving innovation in plasma proteins***
- ✓ ***Patented, disruptive fractionation process***
  - ~$21bn market, 11% CAGR
  - Alpha-1 Proteinase Inhibitor ("A1PI") shortage looming, poor Cohn yield
  - SDF Process increases yields and margins
  - A1PI, Immunoglobulin, Ultra-orphan protein targets
- ✓ ***Focus on A1PI***
- ✓ ***Polymer Hydrogel Technology***
- ✓ ***Business Development – Partnering / M&A***

3

Salt Diafiltration Process ("SDF Process") Complete 2014 2015 2017 SDF Alpha™ (Alpha-1) Process validation, Patent PTBI License, Manufacturer Qualification Pre-IND, IND Filing Clinical Study, BLA Filing > $ 2.5B 2016 Commercial 2017 Market Opportunity SDF Gamma™ (IVIG) Process Validation TBD TBD ~$ 11.5B SDF Other Proteins Discovery Discovery TBD > $ 1B Plasma Protein Addressable Markets ~ $15B PHT: Polymer Hydrogel Technology Platform Complete 2014 2015 2017 MuGard ® 510(k) Europe: Norgine, Korea: Hanmi > $1B US: AMAG, China: RHEI ProctiGard™ 510(k) Commercial > $500M Ongoing global commercial optimization 2016 2015 Market Opportunity Oncology Supportive Care Markets > $2B Product Pipeline Targeting > $17B 4

Significant Plasma Therapeutics Opportunity x Large, Fast - Growing Market • WW market ~$21 billion, ~11% CAGR • Growth driven by greater awareness of therapeutic potential plasma proteins, better and earlier diagnostics x Supply Constraints Hampered by Cohn Process • Antiquated Cohn fractionation damages proteins • Large fractionators slow to alter current process • Plasma shortages looming & prices rising x Considerable M&A, Strategic Activity • Fractionation : Grifols/Talecris $3.4Bn, Bain Capital/PRUK ~$280m , Baxter /Kamada Glassia ™ • Biologics : Pfizer/Hospira $15B, Roche/Intermune $8.3B, Sanofi/Genzyme $20B, Teva/Sicor $ 3.4B 5 2015 WW Market by Protein $, M IgG 44% 9,128 All Factors 19% 3,888 Albumin 11% 2,310 Hyper Immune 5% 1,035 A1PI 6% 1,215 Fibrin 8% 1,572 C-1 4% 733 Other 4% 921 100% 20,803 44% 19% 11% 5% 6% 8% 4% 4% IgG All Factors Albumin Hyper Immune A1PI Fibrin C-1 Other Robert, Patrick (2014, September), MRB: Marketing Research Bureau. Global Plasma Supply and Product Demand. Presented at IPFA/BCA Global Symposium on the Future for Blood and Plasma Donations, Sacramento, CA.

Highly Optimized PlasmaTech *SDF*™ Process

PlasmaTech Biopharmaceuticals

Enhancing Yields Drives Significant Value Per Liter of Plasma

PlasmaTech SDF Process	✓ **Simple 2-Stage Sodium Citrate Precipitation + Diafiltration** ✓ No ethanol or pH changes vs. Cohn Fractionation
Benefits of PlasmaTech Process	✓ **Alpha-1 yield increase ~10X** ✓ IVIG yield increase ~ 20% ✓ Potential for multiple ultra-orphan proteins
Positive Margin Impact	✓ **Yield improvements could drive 80% product margins versus ~30% Cohn process margin**
Abbreviated Regulatory Pathway	✓ **Abbreviated approval pathway under Section 351(a)**
Proprietary Intellectual Property	✓ **Three issued US and WW patents,** ✓ Foreign counterparts pending; additional patent filings

"The Cohn ethanol process utilizes multiple pH changes away from neutral which generates untoward side reactions that can alter (denature) the desired bio molecules." Gene Zurlo

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PlasmaTech will be the *only* company focused on "*Alpha-1 First*"

PLASMATECH BIOPHARMACEUTICALS

✓ ***Alpha-1 Proteinase Inhibitor– Serving Large Underserved Medical Need***
- 2-4% penetration

✓ ***Driving Growth in Alpha-1 Market in next 3 years***
- Early detection; newborn screening in NY and MA
- Clinician awareness
- New indications on horizon

✓ ***Looming Alpha-1 Supply Shortage***
- Large fractionators slow to alter current processes
- Cohn fractionation does not selectively target Alpha-1 ; poor Alpha-1 yield

"There is dramatic, continued increase in demand for plasma derived products globally; between 2017 and 2020, demand will outplace supply"
Robert Sandhaus, M.D., Ph.D.

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#1 Clinical Target: Inherited COPD AATD is an under - diagnosed hereditary condition • Alpha - 1 Antitrypsin Deficiency (“AATD”): Genetic condition: insufficient AAT protein produced by liver • Alpha - 1 protects lungs from inflammation and damage caused by infection and inhaled irritants • AATD may lead to liver disease “Inherited COPD is more prevalent than Cystic Fibrosis” Charlie Strange, MD 8 COPD Medication Treating 97 - 98% of total COPD patients for Acquired COPD x Spiriva x Serevent x Brovana Alpha - 1 Augmentation Therapy: currently limited to treatment of Alpha - 1 deficient individuals (Inherited COPD) who comprise 1 - 3% of all COPD patients.

Alpha - 1 Market Alpha - 1 Market • $900m: 2014 – CAGR: 20 - 35% • Pricing, US: – ’ 15: $400/g – ’ 16 : $ 430/ g – Price CAGR: 7% • Inherited COPD – > 300k patients worldwide – ~ 10k current – 2 - 4% penetration • Aralast, Aralast MP • Launched: 2003 • Prolastin, Prolastin C • Launched: 1988 • First A1PI • Zemaira • Launched: 2003 • Glassia • Launched: 2010 • Exclusive partnership: Baxter Alpha - 1 Revenue Dynamics • $102K per patient / year • 1k patients > $100m recurring • ~22 years, > $2.2m /patient 9

• Alpha - 1 CAGR: 35%, Other plasma protein CAGR: 11% • Global plasma capacity assumed growth: 3.2%/year, 23.5 million liters ww in 2015, 70% of total capacity applicable for Alpha - 1 • Dose calculation: 5g/week “This is an underappreciated problem that will affect the entire Alpha - 1 community. There is no current solution with the current systems and approach. These numbers are accurate and make a compelling case for PlasmaTech’s approach” Robert Sandhaus, MD PhD Alpha - 1: Looming Supply Shortage Alpha1 Market Size, $M M a r k e t 2014 2015 2016 2017 2018 2019 2020 900 1,215 1,640 2,214 2,989 4,036 5,448 # Patients WW M a r k e t 9,419 11,884 14,993 18,917 23,867 30,112 37,992 $000 per patient/year Liters sourced for A1, M L M a r k e t A l p h a 1 S u p p l y 96 102 109 117 125 134 143 22.8 23.5 24.3 25.0 25.8 26.7 27.5 Treatment Δ: # excess (untreated) Missed Revenue Opp, $M if PTBI treated all patients who were not served by Cohn Process A l p h a 1 S u p p l y P l a s m a T e c h 5,919 3,945 1,342 (2,059) (6,470) (12,158) (19,464) (241) (810) (1,629) (2,791) 2014 2015 2016 2017 2018 2019 2020 if PTBI treated all patients who were not served by Cohn Process A1 Revenue, $m IVIG Revenue, $m Total Revenue, A1, IVIG P l a s m a T e c h 241 810 1,629 2,791 109 355 693 1,154 350 1,165 2,323 3,946 -25 -20 -15 -10 -5 0 5 10 15 2014 2015 2016 2017 2018 2019 2020 Annual Alpha1 COHN Supply, M g Annual Alpha1 Demand @5g/week, M g Treatment Δ: # excess (untreated) Shortage potentially compounded by 2 additional factors 1. New Indications 2. >5g dosing 10

Large Cohn PlasmaTech SDF™ Difference Revenue GP, $M GM, % Revenue GP, $M GM, % 60 14 24% 12 (34) -277% 183 131 72% 125 73 59% 123 48% 113 336% Alpha-1 Alpha-1 + IgG SDF™: Restructuring margins in target proteins 11 x SDF Process radically improves yield & margin vs. Cohn x Illustrates why smaller companies cannot manufacture Alpha - 1 profitably process example: 150 k liters Plasma $/L Process $/L Plasma $M Process $M COGS $M A1, kgA1 $M Patients IVIG, kg IVIG $M $462/g $80/g Large Cohn 145 160 21.8 24.0 45.8 26 12 101 600 48 PlasmaTech SDF™ 170 175 25.5 26.3 51.8 270 125 1,038 728 58 Difference 25 15 3.8 2.3 6.0 244 113 938 128 10 Cost 2017 Prices Alpha-1 IVIG

PlasmaTech Biopharmaceuticals

351(a) BLA pathway follows previous A1PI approval pathway

✓ *Abbreviated Regulatory Pathway*

- BLA approval pathway 351(a) – estimate $ 5 to 9 million
- 12 month scale-up & analytical method development
- Replacement therapy efficacy and safety studies (50 target patients to 135 patients theoretical limit)
- PlasmaTech will work with PlasmaTech SAB and Alpha-1 Foundation to expedite study process

✓ *Collaborative Development & Commercial Strategy*

- Initiated contract manufacturing relationships
- **Will release data in 1H15**
- Multiple product opportunities enhance partnering opportunities globally


FDA
U.S. Food and Drug Administration
Protecting and Promoting Your Health
Drugs
Therapeutic Biologic Applications (BLA)
Resources for You

GLASSIA (Alpha-1 Proteinase Inhibitor (Human), Intravenous)
Labeling Text

Table 1: Number of Subjects/Infusions/Adverse Events Occurring during the First 12 Weeks of Treatment

	GLASSIA	Prolastin
No. of subjects treated	33	17
No. of infusions	393	190
No. of subjects with adverse events regardless of causality (%)	27 (82%)	16 (94%)
No. of subjects with related adverse events according to investigator causality assessment (%)	6 (18%)	6 (35%)
No. of subjects with related serious adverse events	0	0
No. of subjects experiencing an adverse event within 24 hours of infusion, regardless of causality (%)	19 (58%)	14 (82%)
No. of adverse events regardless of causality (mean rate of adverse events per infusion)	70 (0.18)	46 (0.24)
No. of adverse events, regardless of causality, occurring within 24 hours of infusion (% of all adverse events)	35 (50%)	30 (65%)
No. of infusions associated with adverse events occurring within 24 hours of infusion, regardless of causality (% of infusions)	32 (8%)	28 (15%)

Kamada Glassia package insert:
http://www.fda.gov/downloads/BiologicsBloodVaccines/BloodBloodProducts/ApprovedProducts/LicensedProductsBLAs/FractionatedPlasmaProducts/UCM217890.pdf

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SDF-Gamma™ Process produces IVIG: a high value protein

✓ ***PlasmaTech IVIG – increases IVIG yield by ~20%***

- Intravenous immunoglobulin (IVIG) is the high value plasma protein with multiple uses in patients with decreased or abolished antibody production capabilities
- ~44% of the total ~21bn plasma protein market

✓ ***Multiple targets for IVIG***

Neurology	Hematology	Dermatology	Other
✓ Guillain Barre	✓ Immune thrombo-cytopenia	✓ Kawasaki Syndrome	✓ Primary antibody deficiencies
✓ Lambert Eaton Syndrome	✓ Post BMT	✓ Dermatomyositis	✓ Vasculitis
✓ Multifocal motor neuropathy	✓ Myeloma and CLL	✓ Toxic epidermal necrolysis	✓ Autoimmune uveitis
✓ Myasthenia gravis	✓ Immune neutropenia	✓ Atopic dermatitis	✓ Birdshot retinochoro-idopathy
✓ Stiff person syndrome	✓ Parovirus B19 associated aplasia	✓ Blistering diseases	✓ Mucous membrane pemphigoid

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Ultra Orphan Protein Discovery Platform

✓ ***Multiple High Value Ultra-Orphan Protein Products***

- >200 additional proteins in human plasma with therapeutic potential
- Denaturing impact of ethanol in Cohn process could create multiple product opportunities for PlasmaTech

✓ ***Other Possible Plasma Products***

- C-1-esterase inhibitor
- Protein C
- Anti-thrombin III
- Alpha-2-Macroglobulin
- Transferrin
- Plasminogin
- Haptoglobin
- Plasma gelsolin



IgG Total
Transferrin
Fibrinogen
IgA Total
Alpha-2-Macroglobulin
IgM Total
Alpha-1-Antitrypsin
C3 Complement
Haptoglobin
10%
Albumin
Alpha-1-acid Glycoprotein
Lipoprotein(a)
Factor H
Ceruloplasmin
C4 Complement
Complement Factor B
Prealbumin
C9 Complement
C1q Complement
C8 Complement
1%
Apolipoprotein A-1
Apolipoprotein B

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Scientific Advisory Board

Leaders in Alpha-1 and Mucositis


ALPHA-1-TO-ONE
Life as an Alpha Doc


ALPHA-1 FOUNDATION

YEARS OF ACCOMPLISHMENT — Robert "Sandy" Sandhaus, MD, PhD, describes the accomplishments of Charlie Strange, MD, that led to Strange's receiving the "Grateful Patient Award."

Eugene Zurlo, BS, MS Pharmacy, *Chairman*

- 56 years experience
- Founder/Chairman/ Inventor Plasma Technologies, LLC (Licensor)
- Baxter Hyland, Millipore, NY Blood Center, Alpine Biologics, Ayerst Laboratories
- Launched first commercial AHF concentrate: **Hemofil**

Charles Heldebrant, PhD

- CSO PSC Biotec
- Alpha Therapeutic Corporation: Development, regulatory clearance, production of A1PI (sold to Baxter, now Aralast)
- Extensive experience in biological & pharmaceutical product development, regulatory, quality, validation,
- Holds 14 patents, author/co-author of 31 scientific / technical papers, extracts

Allan Louderback, PhD

- Head of Biomechanical Research: Baxter Hyland
- Founder/President CRO served: Baxter, Dade, Amgen, Biogen, Nichols, Technion, NY Blood Center
- 39 publications, listed on 44 patents
- Co-inventor Plasma Technologies SDF Process

Charlie Strange, MD

- Professor Pulmonary, Critical Care, Allergy, and Sleep Medicine, Medical University of SC, Charleston SC
- Director: Alpha-1 Foundation Research Registry
- Clinical trial design & rare diseases expert, >200 publications

Robert Sandhaus, MD, PhD

- Professor of Medicine: National Jewish Health, Denver CO
- Clinical Director: Alpha-1 Foundation
- Medical Director, Founder: AlphaNet
- Extensive pharma industry expert: pathogenesis of emphysema.
- Extensive plasma therapeutics industry experience

Stephen T. Sonis, DMD, DMSc

- Clinical Professor of Oral Medicine, Harvard, Senior Surgeon, Brigham and Women's Hospital and Dana-Farber Cancer Institute, Founder, CSO Biomodels
- Expert in epithelial injury due to cancer therapy
- Author >200 original publications, 9 books, 5 patents

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Hydrogel Products & Platform

PLASMATECH BIOPHARMACEUTICALS

Proprietary Mucoadhesive Hydrogel Delivery System

- ✓ **Unique aqueous pseudoplastic liquid**
- ✓ **Patented mucoadhesive hydrogel delivery system enables extended delivery of drugs to mucosal tissue**
- ✓ **Broad patent coverage and claims (six patents granted, multiple pending).**
- ✓ **Patent extension opportunity for generic active drugs; multiple regulatory pathway via ANDA, 505(b)(2), 510(k) or IND/NDA pathways**

MuGard™ Oral Mucoadhesive → ***Oral Mucositis***

ProctiGard™ → ***Radiation Proctitis***

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x Protocol – Multi - center, randomized, placebo controlled study in 120 head and neck cancer patients x Positive – MuGard statistically significant : • Primary endpoint of reduction in mouth and throat soreness ( p= 0 . 034 ) • Reduction in OM disease severity by WHO score at end of radiation treatment (p= 0 . 038 ) x Secondary Endpoints – Clinically important trends : • 10 . 0 day decrease in opioid use ; duration of opioid use < 50% • 3 . 9 kg reduction in weight loss • 9 day delay in onset of oral mucositis • Very well tolerated with no SAEs x First trial to show clinical benefit in oral mucositis for tough - to - treat head and neck cancer patients . Published in CANCER – May 1, 2014 x Novartis’ Afinitor (everolimus), approved in various breast, pancreatic, renal and brain cancers x Approximately 70% of Afinitor patients experience severe (painful, ulcerative) stomatitis that presents like oral mucositis x Initiated by UCLA breast cancer clinician who have had success with MuGard in Afinitor patients experiencing OM; trial supported by Novartis, PlasmaTech, and AMAG x Afinitor’s approval in breast cancer should drive revenues by an additional $1.5 billion (analyst estimates for 2018 exceed $3.5 billion); reducing mucositis side effect could be an important value driver Novartis / UCLA MuGard Trial Mucoadhesive Oral Wound Rinse (MuGard) in Preventing and Treating Stomatitis in Patients with ER - or PR - Positive Breast Cancer Receiving Everolimus 17

Management & Board of Directors

PLASMATECH BIOPHARMACEUTICALS

Management

Scott Schorer - *CEO*
- 19 years leadership- healthcare biologics, devices, healthcare IT
- President, CEO: CentriMed, IST
- President: Systagenix Wound Management

Harrison Wehner - *President & CFO*
- 21 years healthcare & biotech IB, financial advisory, M&A
- Senior positions: Canaccord Genuity, CitiGroup, UBS

Stephen Thompson – *VP Finance, Treasurer, Sec*
- 26 years financing and accounting
- Prior CFO and Controller experience

David Nowotnik, Ph.D. - SVP R&D
- 41 years experience pharmaceutical R&D, quality systems, regulatory affairs
- Bristol-Myers Squibb, Amersham International, Guilford Pharmaceuticals

Board of Directors

Steven Rouhandeh, *Chairman*
- SCO Capital Partners
- Founder SCO Financial Group
- Deutsche Bank, Cravath

Mark Alvino
- Bradley Woods, Griffin Securities

Stephen Howell, M.D.
- UCSD, UCSD Cancer Center
- Miliken Foundation prize: cancer chemo

Jeffrey Davis
- Former CEO Access (PlasmaTech)
- PlasmaTech consultant
- Phillips Medical Systems, Deutsche Bank

Mark Ahn, Ph.D.
- Genentech, Galena Biopharma, Bristol-Myers Squibb, Amgen

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Numerous Valuable Near-Term Milestones

PLASMATECH BIOPHARMACEUTICALS

Events & Milestones	Estimated Timing
Global roll-out of MuGard for oral mucositis - ongoing	✓
FDA 510(K) marketing approval: ***ProctiGard™***	✓
MuGard® Partnerships: Norgine (Europe), Hanmi (Korea)	✓
SDF License Executed, New Management Team	✓
Norgine/Hanmi ***MuGard®*** commercial launches	2015
SDF Alpha™ release of data	1H 2015
SDF Alpha™ validation, characterization → IND filing	2015
SDF Alpha™ clinical study and BLA filing	2016
SDF Alpha™ regulatory approval and revenue	2016-17
Follow-on plasma product targets: ultra-orphan proteins, and additional hydrogel platform products	2016-17+

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Valuation Comparables

PLASMATECH BIOPHARMACEUTICALS

Relative Valuations of Drug Delivery Companies / Related Companies

Market Analysis

(figures in millions, except per share data)

Company	Ticker	Price (1) @ 1/31/15	Equity Value	Enterprise Value (2)	Revenue LTM	Revenue 2014	Revenue 2015	Ent. Value / Revenue LTM	Ent. Value / Revenue 2014	Ent. Value / Revenue 2015
GRIFOLS SA-ADR	GRFS	$34.46	$13,513	$13,524	$4,252	$4,041	$4,370	3.2 x	3.3 x	3.1 x
NEKTAR THERAPEUTICS	NKTR	$14.64	$1,880	$1,774	$212	$199	$261	8.4 x	8.9 x	6.8 x
CHINA BIOLOGIC PRODUCTS INC	CBPO	$68.14	$1,680	$1,785	$228	$242	$283	7.8 x	7.4 x	6.3 x
DEPOMED INC	DEPO	$18.27	$1,073	$740	$236	$198	$231	3.1 x	3.7 x	3.2 x
PROMETIC LIFE SCIENCES INC	PLI CN	$1.49	$818	$837	$16	$22	$38	51.6 x	38.7 x	21.9 x
BIODELIVERY SCIENCES INTL	BDSI	$13.10	$672	$600	$40	$41	$84	14.9 x	14.7 x	7.2 x
AMAG PHARMACEUTICALS INC	AMAG	$44.19	$976	$756	$93	$125	$392	8.1 x	6.0 x	1.9 x
FLAMEL TECHNOLOGIES-SP ADR	FLML	$14.40	$556	$634	$30	$39	$197	20.8 x	16.2 x	3.2 x
ROCKWELL MEDICAL INC	RMTI	$10.79	$513	$521	$54	$53	$77	9.7 x	9.8 x	6.7 x
ANTARES PHARMA INC	ATRS	$2.34	$308	$260	$23	$26	$62	11.39 x	9.9 x	4.2 x
KAMADA LTD	KMDA	$4.03	$145	$101	$71	$70	$82	1.4 x	1.4 x	1.2 x
		Mean	**$2,012**	**1,958**	**$478**	**$460**	**$552**	**12.8 x**	**10.9 x**	**6.0 x**

Source: Bloomberg and Wall Street Research
Note: LTM = Latest Twelve Months
(1) Stock price as of January 31, 2015
(2) Enterprise Value equals Equity Value plus debt less cash

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Recent events: PTBI recently completed a ~$14 million financing and uplisting to NASDAQ No long term debt, no convertible preferred stock Capitalization Table January 1, 2015 Shares Outstanding WAEP Outstanding common shares (PTBI) 20,683,248 - Warrants (PTBIW, fully traded) 3,500,000 $5.00 Warrants (non - traded) 577,756 $46.50 Options 233,834 $23.60 Fully Diluted Total 24,994,838 21

Investment Highlights

PLASMATECH BIOPHARMACEUTICALS

- ✓ ***Commercial stage biopharmaceutical company driving innovation in plasma proteins***
- ✓ ***Patented, disruptive fractionation process***
  - ~$21bn market, 11% CAGR
  - Alpha-1 Proteinase Inhibitor ("A1PI") shortage looming, poor Cohn yield
  - SDF Process increases yields and margins
  - A1PI, Immunoglobulin, Ultra-orphan protein targets
- ✓ ***Focus on A1PI***
- ✓ ***Polymer Hydrogel Technology***
- ✓ ***Business Development – Partnering / M&A***

22